Exhibit 99.2

Q2 2026

Management Report

August 6, 2026

Contents

■ Q2 2026 Results

– Overview

– Key Financial & Operating Metrics

– Revenue by Geographic Area

■ Q2 2026 Non-GAAP Results

– Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

– Reconciliation of GAAP to Non-GAAP Spending by Function

■ Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ Second Quarter 2026 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

 PDF Solutions Reports Second Quarter 2026 Results

Q2 2026 Key Metrics	FINANCIAL RESULTS SUMMARY

Total Revenues: $61.5M

■ Total revenues of $61.5M was up 2% over Q1 2026, and up 19% over Q2 2025

■ Q2 2026 Platform revenue of $49.1M was down 4% over Q1 2026, and up 14% over Q2 2025

■ Q2 2026 Volume-based revenue of $12.4M was up 35% over Q1 2026, and up 45% over Q2 2025

■ Q2 2026 Recurring revenue was 80%, Q1 2026 was 89%, and Q2 2025 was 89%

■ Q2 2026 Upfront revenue was 20%, Q1 2026 was 11%, and Q2 2025 was 11%

GAAP Gross Margin: 69%

Non-GAAP Gross Margin: 73%

GAAP Operating Margin: 8%

Non-GAAP Operating Margin: 22%

GAAP Diluted EPS: $0.10

Non-GAAP Diluted EPS: $0.27

Operating Cash Flow: $16.4M

Cash Used for Capital Expenditures: $14.1M

Secondary Offering in May 2026
■ Shares issued: 1.9M shares
■ Proceeds (net of underwriting discounts and commissions of $3.9M): $81.8M

Key Financial & Operating Metrics

Quarterly

(in thousands, except outstanding shares, which are in millions, and percentages)

	Q2’26	Q1’26	Q4’25	Q3’25	Q2’25
Revenues	$61,529	$60,130	$62,403	$57,115	$51,728
GAAP Gross Margin	69%	72%	73%	72%	71%
Non-GAAP Gross Margin	73%	76%	77%	76%	76%
GAAP Operating Margin	8%	10%	6%	8%	2%
Non-GAAP Operating Margin	22%	25%	24%	23%	19%
Outstanding Debt, net	$66,517	$66,452	$66,999	$67,558	$68,117
Operating Cash Flow	$16,401	$1,674	$17,341	$3,287	$(5,215)
Cash Used for Capital Expenditures (CAPEX)	$14,082	$10,500	$9,791	$6,325	$8,526
$ Shares Repurchased	$—	$—	$—	$244	$—
Weighted Average Common Shares Outstanding	40.9	39.9	39.5	39.5	39.1
Effective Tax Rate	8%	18%	102%	63%	(1,514)%

Key Financial & Operating Metrics

Year to Date
(in thousands, except outstanding shares, which are in millions, and percentages)

	Six Months Ended June 30,
	2026	2025	2024
Revenues	$121,659	$99,506	$82,971
GAAP Gross Margin	70%	72%	69%
Non-GAAP Gross Margin	74%	76%	73%
GAAP Operating Margin	9%	(2)%	(2)%
Non-GAAP Operating Margin	24%	18%	14%
Outstanding Debt, net	$66,517	$68,117	$—
Operating Cash Flow	$18,075	$3,425	$(1,178)
Cash Used for CAPEX	$24,582	$16,729	$7,343
$ Shares Repurchased	$—	$—	$6,899
Weighted Average Common Shares Outstanding	40.4	39.1	38.5
Effective Tax Rate	13%	36%	11%

Revenue by Geographic Area
Quarterly

(Dollars in thousands)

	Q2’26	Q1’26	Q4’25	Q3’25	Q2’25
United States	$34,036	$24,507	$36,439	$30,143	$19,954
% of Total	55%	41%	58%	53%	39%
Japan	$6,563	$8,679	$8,156	$10,091	$9,304
% of Total	11%	14%	13%	18%	18%
China	$8,723	$8,514	$7,866	$5,842	$12,190
% of Total	14%	14%	12%	10%	23%
Rest of the world	$12,207	$18,430	$9,942	$11,039	$10,280
% of Total	20%	31%	17%	19%	20%
Total revenues	$61,529	$60,130	$62,403	$57,115	$51,728

Revenue by Geographic Area
Year to Date
(Dollars in thousands)

	Six Months Ended June 30,
	2026	2025	2024
United States	$58,543	$38,182	$36,956
% of Total	48%	38%	45%
Japan	$15,242	$21,040	$19,220
% of Total	13%	21%	23%
China	$17,237	$20,233	$11,853
% of Total	14%	20%	14%
Rest of the world	$30,637	$20,051	$14,942
% of Total	25%	21%	18%
Total revenues	$121,659	$99,506	$82,971

GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company also provides certain non-GAAP financial measures. Non-GAAP gross profit and margin exclude stock-based compensation expense and the amortization of acquired technology under costs of revenues. Non-GAAP net income excludes stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and the effects of certain non-recurring items, such as expenses for certain legal proceedings, acquisition-related and integration costs, recovery from previously written-off property and equipment, and their related income tax effects, as applicable, as well as adjustments for the valuation allowance for deferred tax assets and reconciling items. Non-GAAP financial measures are used by management internally to measure the Company’s profitability and performance. PDF Solutions’ management believes that these non-GAAP measures provide useful supplemental information to investors regarding the Company’s ongoing operations in light of the fact that none of these categories of expense and income has a current effect on the future uses of cash (with the exception of expenses related to a certain legal proceedings and acquisition-related and integration costs) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may differ from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Since management uses these non-GAAP financial measures internally to measure profitability and performance, PDF Solutions has included these non-GAAP measures to give investors an opportunity to see the Company’s financial results as viewed by management. A reconciliation of the comparable GAAP financial measures to the non-GAAP financial measures is included herein.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Quarterly

(in thousands, except for per share amounts)

	Q2’26	Q1’26	Q4’25	Q3’25	Q2’25
GAAP net income (loss)	$4,271	$4,791	$(48)	$1,294	$1,146
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	5,998	6,396	6,866	6,264	6,199
Amortization of acquired intangible assets	2,056	2,057	2,066	2,067	2,066
Expenses for certain legal proceedings (1)	501	210	2,574	170	112
Acquisition-related and integration costs	30	8	2	22	159
Recovery from previously written-off property and equipment	—	—	—	—	(663)
Amortization of debt issuance costs	60	65	55	54	71
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(1,544)	(878)	495	(66)	(1,789)
Non-GAAP net income	$11,372	$12,649	$12,010	$9,805	$7,301
GAAP net income (loss) per diluted share	$0.10	$0.12	$(0.00)	$0.03	$0.03
Non-GAAP net income per diluted share	$0.27	$0.31	$0.30	$0.25	$0.19
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	41,776	40,377	39,524	39,619	39,260
Weighted average common shares used in Non-GAAP net income per diluted share calculation	41,776	40,377	39,911	39,619	39,260

(1)	Represents legal costs and expenses related to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

(2)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Year to Date

(in thousands, except for per share amounts)

	Six Months Ended June 30,
	2026	2025	2024
GAAP net income (loss)	$9,062	$(1,886)	$1,312
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	12,394	12,795	11,810
Amortization of acquired intangible assets	4,113	3,122	1,686
Expenses for certain legal proceedings (1)	711	227	—
Acquisition-related and integration costs	38	4,504	—
Recovery from previously written-off property and equipment	—	(663)	—
Amortization of debt issuance costs	125	76	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(2,422)	(2,759)	(1,972)
Non-GAAP net income	$24,021	$15,416	$12,836
GAAP net income (loss) per diluted share	$0.22	$(0.05)	$0.03
Non-GAAP net income per diluted share	$0.58	$0.39	$0.33
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	41,079	39,118	38,989
Weighted average common shares used in Non-GAAP net income per diluted share calculation	41,079	39,273	38,989

(1)	Represents legal costs and expenses related to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

(2)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly

(in thousands)

	Q2’26	Q1’26	Q4’25	Q3’25	Q2’25
Cost of Revenue - GAAP	$19,107	$16,938	$16,942	$15,840	$14,886
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(1,258)	(1,279)	(1,379)	(1,274)	(1,257)
Amortization of acquired technology	(998)	(998)	(998)	(998)	(998)
Cost of Revenue - Non-GAAP	$16,851	$14,661	$14,565	$13,568	$12,631

Research & Development - GAAP	$17,316	$18,328	$19,258	$15,435	$14,913
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(2,169)	(2,392)	(2,586)	(2,204)	(2,251)
Research & Development - Non-GAAP	$15,147	$15,936	$16,672	$13,231	$12,662

Selling, General, & Administrative - GAAP	$18,984	$17,492	$21,676	$19,944	$19,744
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(2,571)	(2,725)	(2,901)	(2,786)	(2,691)
Expenses for certain legal proceedings (1)	(501)	(210)	(2,574)	(170)	(112)
Acquisition-related and integration costs	(30)	(8)	(2)	(22)	(159)
Selling, General, & Administrative - Non-GAAP	$15,882	$14,549	$16,199	$16,966	$16,782

(1)	Represents legal costs and expenses related to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.

Reconciliation of GAAP to Non-GAAP Spending by Function

Year to Date

(in thousands)

	Six Months Ended June 30,
	2026	2025	2024
Cost of Revenue - GAAP	$36,045	$27,841	$25,759
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(2,537)	(2,599)	(2,385)
Amortization of acquired technology	(1,996)	(1,676)	(1,168)
Cost of Revenue - Non-GAAP	$31,512	$23,566	$22,206

Research & Development - GAAP	$35,644	$29,541	$25,633
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(4,561)	(4,670)	(4,265)
Research & Development - Non-GAAP	$31,083	$24,871	$21,368

Selling, General, & Administrative - GAAP	$36,476	$43,116	$32,757
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(5,296)	(5,526)	(5,160)
Expenses for certain legal proceedings (1)	(711)	(227)	—
Acquisition-related and integration costs	(38)	(4,504)	—
Selling, General, & Administrative - Non-GAAP	$30,431	$32,859	$27,597

(1)	Represents legal costs and expenses related to a certain arbitration proceeding, which are expected to continue until this matter is fully resolved.